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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2003 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of A.C. Moore Arts & Crafts, Inc. (the "Company") does hereby certify with respect to the Annual Report of the Company on Form 10-K for the period ended December 31, 2004 (the "Report") that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 16, 2005                         By:  /s/ John E. Parker
                                                   -----------------------------
                                                   John E. Parker
                                                   Chief Executive Officer


Date:  March 16, 2005                         By:  /s/ Leslie H. Gordon
                                                   -----------------------------
                                                   Leslie H. Gordon
                                                   Chief Financial Officer

        The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2003 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.